7. OFFICE LEASE RIGHT-OF-USE & OFFICE LEASE LIABILITY: Schedule of net change in the lease liability (Tables)	12 Months Ended
Jan. 31, 2026
Tables/Schedules
Schedule of net change in the lease liability

The net change in the lease liability for the years ended January 31, 2026 and 2025 are as follows:

	2026	2025

Balance, beginning of year	$83,055	$-

Additions	-	118,607
Principal payments	(46,620)	(46,620)
Interest expense	7,882	11,068
Balance, end of year	$44,317	$83,055